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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): FEBRUARY 15, 2006


                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


           DELAWARE                     1-12202                93-1120873
(State or other jurisdiction of       (Commission            (IRS Employer
        incorporation)                File Number)         Identification No.)

            13710 FNB PARKWAY
             OMAHA, NEBRASKA                              68154-5200
 (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (402) 492-7300


                                 Not Applicable
          -----------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On February 15, 2006, Northern Border Partners, L.P. issued a press release announcing financial results for the quarter and year ended December 31, 2005 and updated business outlook for 2006. A copy of the press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.01   REGULATION FD DISCLOSURE.

      On February 15, 2006, Northern Border Partners, L.P. issued a press release announcing financial results for the quarter and year ended December 31, 2005 and updated business outlook for 2006. A copy of the press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference.

      On February 15, 2006, ONEOK, Inc. and Northern Border Partners, L.P. issued a joint press release announcing certain transactions facilitating (1) the sale of certain assets by ONEOK to Northern Border Partners, (2) the increase of ONEOK's general partnership interest in Northern Border Partners to 100% and (3) the sale by Northern Border Partners of 20% of its interest in Northern Border Pipeline Company to TC PipeLines, LP. The press release also announces the revised 2006 earnings guidance for Northern Border Partners in anticipation of the closing of the aforementioned transactions and the potential increase in the quarterly distribution issued to unitholders of Northern Border Partners after the closing of the aforementioned transactions. Closing of the transactions is subject to regulatory approvals and other conditions and is expected to be completed by April 1, 2006. A copy of the press release is furnished and attached as Exhibit 99.2 hereto and is incorporated herein by reference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

 (d) Exhibits.

     99.1  Northern Border Partners, L.P. press release dated February 15, 2006.

     99.2 ONEOK, Inc. and Northern Border Partners, L.P. joint press release dated February 15, 2006.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NORTHERN BORDER PARTNERS, L.P.

Date:  February 15, 2006           By:    /s/  Jerry L. Peters
                                          --------------------------------------
                                   Name:  Jerry L. Peters
                                   Title: Chief Financial and Accounting Officer


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                                  EXHIBIT INDEX

Exhibit 99.1    Northern Border Partners, L.P. press release dated February 15,
                2006.

Exhibit 99.2 ONEOK, Inc. and Northern Border Partners, L.P. joint press release dated February 15, 2006.